UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2014 (May 20, 2014)
ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (276) 619-4410
(Former name or former address, if changed since last report)
____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Indenture and New Senior Secured Second Lien Notes
On May 20, 2014, Alpha Natural Resources, Inc. (“Alpha”), certain of Alpha’s wholly owned domestic subsidiaries, as guarantors (collectively, the “Guarantors”), and Wilmington Trust, National Association (“Wilmington Trust”), as trustee, entered into an indenture (the “Indenture”) governing Alpha’s newly issued 7½% senior secured second lien notes due 2020 (the “New Secured Notes”). The New Secured Notes will pay interest semiannually in arrears on February 1 and August 1 of each year, beginning on February 1, 2015, at a rate of 7.50% per year, and will mature on August 1, 2020.
The New Secured Notes are guaranteed by each of Alpha’s current and future wholly owned domestic subsidiaries that guarantee Alpha’s obligations under the Fourth Amended and Restated Credit Agreement, dated as of May 22, 2013 (as amended by Amendment No. 1 thereto, dated October 2, 2013 and further amended by Amendment No. 2 thereto, dated as of May 7, 2014 and effective on the issuance of the New Secured Notes, the “Credit Agreement”). The New Secured Notes are Alpha’s senior secured obligations, ranking equal in right of payment with all of Alpha’s existing and future indebtedness that is not subordinated in right of payment to the New Secured Notes; secured by a second priority lien on Alpha’s assets that secure Alpha’s indebtedness under the Credit Agreement, and thus effectively junior to Alpha’s indebtedness that is permitted to be secured by first priority liens on the collateral securing the New Secured Notes, including indebtedness under the Credit Agreement, and to indebtedness secured by assets that are not part of the collateral securing the New Secured Notes, in each case to the extent of the value of the assets securing such indebtedness; senior in right of payment to all of Alpha’s future debt that is subordinated in right of payment to the New Secured Notes; and structurally subordinated to any existing and future indebtedness and other liabilities of any non-guarantor subsidiary. Each guarantee of the New Secured Notes is a senior secured obligation of that guarantor ranking equal in right of payment with all existing and future indebtedness of that guarantor that is not subordinated in right of payment to the guarantee; secured by a second priority lien on assets of that guarantor that secure that guarantor’s guarantee of indebtedness under the Credit Agreement, and thus effectively junior to the indebtedness of that guarantor that is permitted to be secured by first priority liens on the collateral securing the guarantee, including that guarantor’s guarantee of indebtedness under the Credit Agreement, and to indebtedness of that guarantor secured by assets that are not part of the collateral securing the guarantee, in each case to the extent of the value of the assets securing that indebtedness; and senior in right of payment to all of that guarantor’s future indebtedness that is subordinated in right of payment to the guarantee.
Alpha may redeem the New Secured Notes, in whole or in part, at any time prior to August 1, 2016, at a price equal to 100% of the aggregate principal amount of the New Secured Notes plus a “make-whole” premium, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date. In addition, Alpha may redeem up to 35% of the aggregate principal amount of the New Secured Notes with the net cash proceeds from certain equity offerings, at any time prior to August 1, 2016 at a redemption price equal to 107.500% of the aggregate principal amount of the New Secured Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date if at least 65% of the aggregate principal amount of New Secured Notes issued under the Indenture remains outstanding after the redemption. Alpha may also redeem the New Secured Notes, in whole or in part, at any time on or after August 1, 2016, at the redemption prices specified in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date.
Upon the occurrence of a change of control repurchase event with respect to the New Secured Notes, unless Alpha has exercised its right to redeem the New Secured Notes, Alpha will be required to offer to repurchase each holder’s New Secured Notes at a price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase.
The Indenture contains covenants that limit, among other things, Alpha’s ability to:
• incur, or permit its subsidiaries to incur, additional debt;
• issue, or permit its subsidiaries to issue, certain types of stock;
• pay dividends on its or its subsidiaries’ capital stock or repurchase its capital stock;
• make certain investments;
• enter into certain types of transactions with affiliates;
• incur liens on certain assets to secure debt;
• limit dividends or other payments by its restricted subsidiaries to it and its other restricted subsidiaries;
• consolidate, merge or sell all or substantially all of its assets; and
• make certain payments on its or its subsidiaries’ subordinated debt.
These covenants are subject to a number of important qualifications and exceptions. These covenants may not apply at any time after the New Secured Notes are assigned a credit grade rating of at least BB+ (stable) from Standard & Poor’s Ratings Services and of at least Ba1 (stable) from Moody’s Investors Service, Inc.
This description of the Indenture and the New Secured Notes does not purport to be complete and is qualified in its entirety by reference to the Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.
Security Agreement
In connection with the entry into the Indenture, on May 20, 2014, Alpha, the Guarantors, and Wilmington Trust, as notes collateral agent, entered into a security agreement (the “Security

Agreement”), pursuant to which all of Alpha’s and the Guarantors’ obligations under the Indenture (the “Obligations”) are secured by second priority liens on the same collateral securing on a first priority lien basis indebtedness incurred under the Credit Agreement, including, in each case subject to customary exceptions and exclusions:

◦
a second-priority pledge of all the equity interests owned by Alpha and the Guarantors; provided that, in no event shall more than 65% of the issued and outstanding voting equity interests of any foreign subsidiary be pledged, and

◦
a second-priority security interest in substantially all of Alpha’s and the Guarantors’ other tangible and intangible assets, including accounts (other than certain receivable assets), inventory, equipment, investment property, contract rights, intellectual property and proceeds of the foregoing; provided that, in no event shall any security interests be granted in any excluded property (as defined in the Security Agreement).

Additionally, the Obligations are secured by second priority mortgages over certain real property of Alpha and the Guarantors.
This description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure set forth under Item 1.01 above is incorporated herein by reference.
Item 3.03     Material Modification to Rights of Security Holders.
The Indenture contains covenants that limit, among other things, Alpha’s ability to pay dividends on Alpha’s or its subsidiaries’ capital stock or repurchase its capital stock, subject to certain exceptions. For more information, see the Indenture, which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.
Item 9.01    Exhibits.
(d) Exhibits
Pursuant to the rules and regulations of the Securities and Exchange Commission, Alpha has filed certain agreements as exhibits to this Current Report on Form 8-K. These agreements may contain representations and warranties by the parties. These representations and warranties have been made solely for the benefit of the other party or parties to such agreements and (i) may have been qualified by disclosure made to such other party or parties, (ii) were made only as of the date of such agreements or such other date(s) as may be specified in such agreements and are subject to more recent developments, which may not be fully reflected in Alpha’s public disclosure, (iii) may reflect the allocation of risk among the parties to such agreements and (iv) may apply materiality standards different from what may be viewed as material to investors.

Accordingly, these representations and warranties may not describe Alpha’s actual state of affairs at the date hereof and should not be relied upon.

Exhibit No.	Description
4.1*	Indenture, dated as of May 20, 2014, among Alpha Natural Resources, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.
4.2*	Form of 7½% Senior Secured Second Lien Notes due 2020 (included in Exhibit 4.1).
10.1*
Security Agreement, dated as of May 20, 2014, among Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc. identified therein, and Wilmington Trust, National Association, as notes collateral agent.

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

May 21, 2014	By:	/s/ William L. Phillips III
Name: William L. Phillips III
Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description
4.1*	Indenture, dated as of May 20, 2014, among Alpha Natural Resources, Inc., the guarantors named therein and Wilmington Trust, National Association, as trustee.
4.2*	Form of 7½% Senior Secured Second Lien Notes due 2020 (included in Exhibit 4.1).
10.1*
Security Agreement, dated as of May 20, 2014, among Alpha Natural Resources, Inc., certain subsidiaries of Alpha Natural Resources, Inc. identified therein, and Wilmington Trust, National Association, as notes collateral agent.

*Filed herewith.